HAGERTY AMENDED AND RESTATED DEFERRED INCENTIVE AWARDS PLAN EXHIBIT 10.34

HAGERTY AMENDED AND RESTATED DEFERRED INCENTIVE AWARDS PLAN SECTION 1 Declaration 1.1 Establishment of Plan. This is the Hagerty Amended and Restated Deferred Incentive Awards Plan (“plan” or “this plan”), established by Hagerty Insurance Agency, LLC (the “Company”), as a nonqualified plan for a select group of management personnel employed by Company. This plan is intended to be a plan described in Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). This plan is a nonqualified supplemental retirement program that is not subject to limitations in the Internal Revenue Code of 1986, as amended (“Code”), applicable to benefits provided through a qualified, tax-exempt employee benefit plan established under Section 401(a) of the Code. This plan is intended to comply with Section 409A of the Code. 1.2 Effective Date. This plan was originally effective January 1, 2013, and the “Effective Date” of this amended and restated plan is January 1, 2019, unless a provision of this plan specifies a different effective date. Each plan provision applies until the effective date of an amendment of that provision. 1.3 Freeze. No employees may become Participants in this plan on or after the Effective Date, no deferral elections may be made for Incentive Periods beginning on or after the Effective Date, and no subsequent deferral elections may be made on or after the Effective Date. The final credits to this plan will be made effective January 1, 2021, for the Incentive Period beginning January 1, 2018, and the final payments under this plan will be made between January 1 and March 15, 2026, unless forfeited or paid earlier per the terms of this plan. SECTION 2 Definitions 2.1 Affiliate. “Affiliate” means an entity directly or indirectly controlled by, or controlling, the Company or a division or designated group of the Company. 2.2 Cause. “Cause” means a Participant’s: (i) unauthorized use or disclosure of the Company’s trade secrets or other confidential or proprietary information that causes material harm to the Company or material breach of any confidentiality or proprietary rights agreement; (ii) willful misconduct, willful and

2 continued failure to substantially perform the Participant’s duties as an executive or key employee of the Company, or a material breach of any employment agreement between the Company and the Participant, in each case, after receipt of written notice from the Company setting forth with reasonable specificity such misconduct or material breach, and only after the Participant’s failure to (a) initiate corrective action within thirty (30) business days of receipt of such notice, and (b) correct the behavior described in the notice within sixty (60) days following receipt of such notice; (iii) conviction of, or plea of “guilty” or “no contest” to, a felony offense; (iv) use of illegal drugs on the Company’s premises or in the course of the Company’s business; (v) commission of a crime involving any unlawful act that is materially detrimental to the reputation, character or standing of the Company; or (vi) conviction of a crime involving a material act of dishonesty, fraud, embezzlement, misappropriation or financial dishonesty. 2.3 Change in Control. “Change in Control” means the acquisition, by a person or persons acting as a group, of either the Company’s or The Hagerty Group, LLC’s (i) equity that together with equity held by such person or group constitutes more than 50% of the total fair market value or total voting power of the applicable entity’s equity; or (ii) assets that have a total gross fair market value equal to or exceeding forty percent (40%) of the total gross fair market value of the applicable entity’s assets in a single transaction or within a twelve month period ending with the most recent acquisition. For the purpose of this section, gross fair market value means the value of the assets of the entity, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Notwithstanding those general rules, however, a direct or indirect transfer of equity within the family of Kim Hagerty, McKeel O Hagerty and Tammy J. Hagerty or trusts established by the Hagerty family will not be considered a Change in Control. 2.4 Committee. “Committee” means the Human Resources and Compensation Committee that may be appointed by the Board of Managers of the Company to administer the plan, which will have such powers as specified by the Board. If no Committee has been appointed to administer the plan, the Board will exercise all of the powers of the Committee granted herein, and, in any event, the Board may at any time in its discretion exercise any or all of such powers. 2.5 Company. “Company” means Hagerty Insurance Agency, LLC and any Affiliate that adopts this Plan. Actions taken on behalf of the Company will be taken by the Board of Managers except as delegated to the Committee. 2.6 Disability. “Disability” means that the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months: (i) unable to engage in any substantial gainful activity; or (ii) receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company or an Affiliate. 2.7 Incentive Award. “Incentive Award” has the meaning provided for under the Long Term Incentive Plan.

3 2.8 Incentive Period. “Incentive Period” has the meaning provided for under the Long Term Incentive Plan. This plan will apply only to Incentive Periods beginning from January 1, 2013, through January 1, 2018. There shall be no new Incentive Periods beginning on or after January 1, 2019. 2.9 Long Term Incentive Plan. “Long Term Incentive Plan” means the Hagerty Long Term Incentive Plan, as amended from time to time. 2.10 Participant. “Participant” means any active executive or key employee of the Company who is recommended by the CEO of the Company and approved by the Committee to participate in the plan no later than the Incentive Period beginning January 1, 2018. 2.11 Plan Year. “Plan Year” means the 12-month period beginning each January 1. 2.12 Retirement. “Retirement” means a Participant’s voluntary termination of employment with the Company and its Affiliates on or after attainment of age 55 and completing at least 10 years of service. SECTION 3 Participation No new participants may join the plan on or after January 1, 2019. An employee who was a Participant in the plan as of January 1, 2019, will remain a Participant until all deferred compensation credited under this plan is either forfeited or paid pursuant to the terms of the plan. SECTION 4 Deferred Incentive Award Credits 4.1 Deferred Incentive Award Credits. Amounts credited under this Section will result in the deferral of a corresponding dollar amount from the Participant’s Incentive Awards to be paid under this plan as deferred compensation to the Participant rather than being paid under the Long Term Incentive Plan. As soon as administratively feasible following the end of each Incentive Period beginning on or after January 1, 2013, through January 1, 2018, the Company will credit a Participant with the amounts (“Deferred Incentive Award Credit”) determined under this Section. (a) Mandatory Deferral. Twenty percent (20%) of a Participant’s Incentive Award for an Incentive Period will automatically be deferred and credited to this plan.

4 (b) Elective Deferral. Up to an additional thirty percent (30%) of a Participant’s Incentive Award for an Incentive Period, in whole ten percent (10%) increments may be deferred and credited to this plan by a Participant pursuant to a written and timely irrevocable deferral election. 4.2 Prior Irrevocable Deferral Election. A Participant’s election to defer an Incentive Award under this plan is to be made by the Participant on a form provided for that purpose no later than thirty days after the performance measures are established for an Incentive Period and will become irrevocable for that Incentive Period at the end of the thirty day period. A separate deferral election must be made for each Incentive Period and failure to make a timely deferral election for an Incentive Period will result in no additional elective deferral in excess of the twenty percent (20%) mandatory deferral. A new Participant who is added to the plan before the performance measures are established for an Incentive Period may make an irrevocable election to defer a portion of the Incentive Award for that Participant’s initial Incentive Period no later than thirty days after the performance measures are established for the Incentive Period and that election will apply to the entire Incentive Award for that Incentive Period. The Participant will have no claim or right to payment of the amounts deferred and will be limited solely to the rights and benefits conferred under the terms of this plan. SECTION 5 Accounting; Earnings Credits 5.1 Accounting Records. The Committee will maintain separate accounting records for each Participant for the Participant’s Deferred Incentive Award Credits under Section 4. That separate account will be the Participant’s “Deferred Incentive Award Credits Account.” Deferred Incentive Award Credits from each Incentive Period will be accounted for separately. 5.2 Timing of Credits. Each Deferred Incentive Award Credit will be credited to the Participant’s Deferred Incentive Award Credits Account as of January 1 immediately following the end of the applicable Incentive Period. 5.3 Earnings Credits and Debits. Each Participant’s Deferred Incentive Award Credits Account will be credited with investment earnings credits (or debits), unless otherwise provided for under Section 6. Investment earnings credits (or debits) will be eighty percent (80%) of the annual percentage change in the equity book value of The Hagerty Group, LLC as determined by the Company’s calculation of “Value” for purposes of the Long Term Incentive Plan. Investment earnings, or losses, will be credited (or debited) for each Plan Year from the date the amount is credited to the Participant’s Deferred Incentive Award Credits Account through December 31 of the year preceding when the deferred amount is actually paid. No investment experience will apply from December 31 of the year preceding when the deferred amount is actually paid through the date of payment.

5 SECTION 6 Vesting; Payment of Benefits 6.1 Payment of Deferred Incentive Award Credits. (a) General Rule. Each Deferred Incentive Award Credit credited to the Participant’s account in this plan will be distributed in a lump sum during the period of January 1 to March 15 following the fifth calendar year after the end of the Incentive Period from which the amount was deferred. (b) Subsequent Deferral Election. No subsequent deferrals may be elected under this plan on or after January 1, 2019. 6.2 Effect of Termination of Employment; Demotion; Change in Control. (a) Death, Disability or Retirement. If a Participant terminates employment with the Company due to death, Disability or Retirement, the Participant’s Deferred Incentive Award Credits Account will be paid as provided under Section 6.1 as if the Participant continued in employment, including investment experience as provided for under Section 5.3 and any subsequent deferral elected before January 1, 2019, but the Participant, or the Participant’s beneficiary or personal representative, will no longer be eligible to make a subsequent deferral election if such an election had not been elected before January 1, 2019. (b) Termination of Employment for Cause. If a Participant’s employment with the Company is terminated by the Company for Cause, the following will occur: (i) the portion of the Participant’s Deferred Incentive Award Credits Account that relates to Incentive Periods during which the Participant’s actions constituted Cause will immediately be forfeited; (ii) the portion of the Participant’s Deferred Incentive Award Credits Account that relates to Incentive Periods before the Participant’s actions that constituted Cause, if any, will be paid as provided under Section 6.1 as if the Participant continued in employment, including any subsequent deferral elected before January 1, 2019, but the Participant will no longer be eligible to make a subsequent deferral election if such an election had not been elected before January 1, 2019, and the Participant’s investment experience under Section 5.3 will be disregarded, except that if the investment experience results in net loss to the principal amount of the Participant’s Deferred Incentive Award Credits then the investment experience will apply; and (iii) upon notice from the Company, whether written or otherwise, the Participant must promptly repay to the Company the gross amount of any payments that the Participant received from the Participant’s Deferred Incentive Award Credits Account while the Participant’s actions constituted Cause, but not to exceed the five payments immediately preceding the termination for Cause. The Company will undertake all reasonable efforts to exercise its clawback rights under this Section 6.2(b). (c) Involuntary Termination of Employment. If a Participant's employment with the Company is terminated by the Company for any reason other than for Cause, the Participant’s Deferred Incentive Award Credits Account will be paid as provided under Section 6.1 as if the Participant continued in employment, including any subsequent deferral elected before January 1, 2019, and including the investment experience provided for under Section 5.3, but the Participant will no longer be eligible to make a subsequent deferral election if such an election had not been elected before January 1, 2019. (d) Voluntary Termination. If a Participant voluntarily terminates employment with the Company for any reason other than Retirement, death or Disability, (i) all amounts related to Incentive Periods

6 that have not ended will be forfeited and (ii) the Participant’s Deferred Incentive Award Credits Account that relate to Incentive Periods that have ended will be paid as provided under Section 6.1 as if the Participant continued in employment, including any subsequent deferral elected before January 1, 2019, but the Participant will forfeit the investment experience provided for under Section 5.3 and will no longer be eligible to make a subsequent deferral election if such an election had not been elected before January 1, 2019. (e) Change in Control. Upon a Change in Control, the Participant’s entire Deferred Incentive Award Credits Account, including investment experience, will be paid in a lump sum within thirty days after the Change in Control. If the thirty day period overlaps two calendar years, then the payment will be made in the later calendar year. Upon payment due to a Change in Control, investment experience under Section 5.3 will be calculated based on the value used for purposes of the Change in Control rather than the value determined under this plan and investment experience will be calculated through the date of the Change in Control. (f) Demotion. If a Participant is demoted to a position that at the time of such demotion is not eligible to be designated for participation in the Plan, the Participant’s Deferred Incentive Award Credits Account will be paid as provided under Section 6.1 as if the Participant had not been demoted, including any subsequent deferral elected before January 1, 2019, and including the investment experience provided for under Section 5.3, but the Participant will no longer be eligible to make a subsequent deferral election if such an election had not been elected before January 1, 2019. 6.3 Administrative Rules. (a) The Participant, or the Participant’s personal representative, will have no power or authority to require a different time or method of payment than the time and method provided in Section 6. (b) The Company has the right to withhold and deduct from a Participant’s payments, or make arrangements for the collection of, all amounts deemed necessary to satisfy federal, state and local withholding and employment-related tax requirements attributable to a Participant’s payments pursuant to this plan. (c) Payment may not be accelerated or deferred except in compliance with Section 409A of the Code. (d) All amounts will be paid in cash. (e) If a Participant dies, the Participant’s payments will be paid to a beneficiary designated by the Participant on a form approved by the Committee, or if no beneficiary has been designated, to the personal representative of the Participant’s estate.

7 SECTION 7 General Provisions 7.1 Amendment; Termination. The Committee will have the right at any time to amend this plan prospectively or retroactively, or to terminate this plan, provided that an amendment or termination may not reduce or revoke the accrued benefits of Participants as of the end of the Plan Year preceding the Plan Year in which the amendment or termination is adopted. Upon termination of this plan, the accrued benefits of affected Participants will become nonforfeitable. Each Participant’s vested accrued benefits will be distributed in accordance with the provisions of this plan. This plan will automatically terminate when all amounts have been paid or forfeited under the provisions of this plan. 7.2 Employment Relationship. Nothing in this plan will be construed as creating a contract of employment between the Company and any Participant or otherwise conferring upon any Participant or other person a legal right to continuation of employment or any rights other than those specified in this plan. This plan will not limit or affect the right of the Company to discharge or retire a Participant. 7.3 Rights Not Assignable. Amounts promised under this plan will not be subject to assignment, conveyance, transfer, anticipation, pledge, alienation, sale, encumbrance, or charge, whether voluntary or involuntary, by the Participant or any beneficiary of the Participant, even if directed under a qualified domestic relations order or other divorce order. An interest in any amount promised will not provide collateral or security for a debt of a Participant or beneficiary or be subject to garnishment, execution, assignment, levy, or to another form of judicial or administrative process or to the claim of a creditor of a Participant or beneficiary, through legal process or otherwise. Any attempt to assign, convey, transfer, anticipate, pledge, alienate, sell, encumber, charge, or otherwise dispose of benefits payable, before actual receipt of the benefits, or a right to receive benefits, will be void and will not be recognized. 7.4 Unsecured Obligation. The right to a benefit under this plan constitutes merely the unsecured promise of Company to pay benefits from Company’s general assets. Nothing contained in this plan, and no action taken pursuant to the provisions of this plan, will create or be construed to create a trust of any kind, a fund, or any fiduciary relationship between Company and any Participant, beneficiary, or any other person. Any reserve or fund established by Company in connection with this plan will be and will remain, until paid to any Participant or beneficiary, solely the property and rights of Company, subject to the rights and claims of Company’s general creditors. No Participant, beneficiary, or any other person other than Company will have any right, title, or interest in or to such funds or other assets. Any right to a benefit under this plan will be no greater than the claim of any other unsecured general creditor of Company.

8 7.5 Construction; Interpretation. The singular includes the plural, and the plural includes the singular, unless the context clearly indicates the contrary. Capitalized terms (except those at the beginning of a sentence or part of a heading) have the meaning specified in this plan. All questions or issues regarding interpretation or application of the provisions of this plan, including, but not limited to, questions of eligibility for benefits, the amount of benefits, and forfeiture, payment, or termination of benefits, will be resolved by the Committee, whose determination will be final and binding. 7.6 Governing Law. This plan will be interpreted, construed, enforced, and performed in accordance with applicable federal law and, to the extent not preempted by federal law, in accordance with the laws of the state of Michigan. 7.7 Unfunded Plan. This will be an unfunded plan within the meaning of ERISA. Benefits provided herein will consist solely of aggregate unfunded credits which are the sum of Deferred Incentive Award Credits and earning credits and will constitute only an unsecured contractual promise to pay in accordance with the terms of this plan by the Company. 7.8 Section 409A. This plan is intended to comply with Section 409A of the Code and the interpretive guidance thereunder. The Incentive Awards are intended to constitute “performance-based compensation” as that term is defined for purposes of Section 409A and the deferral election rules applicable to performance- based compensation are intended to apply to this plan. Any reference to termination of employment that triggers payment of deferred compensation is to be construed as requiring a “separation from service” as that term is defined for purposes of Section 409A. The plan will be construed and interpreted in accordance with these intentions. IN WITNESS WHEREOF, this instrument is executed as an act of the Company as of __________________, 2019. HAGERTY INSURANCE AGENCY, LLC By ____________________________________ Its ________________________________ 8787361-4